Exhibit 99.2 2019 10K Conference Call September 26, 2019Exhibit 99.2 2019 10K Conference Call September 26, 2019

2 Forward-Looking Statements Today’s presentation includes forward-looking statements intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect AGTC's plans, estimates, assumptions and beliefs. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies and operations, preclinical and clinical product development and regulatory progress, potential growth opportunities, potential market opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as anticipates, believes, could, seeks, estimates, expects, intends, may, plans, potential, predicts, projects, should, will, would or similar expressions and the negatives of those terms. Actual results could differ materially from those discussed in the forward-looking statements, due to a number of important factors. Risks and uncertainties that may cause actual results to differ materially include, among others: gene therapy is still novel with only a few approved treatments so far; AGTC cannot predict when or if it will obtain regulatory approval to commercialize a product candidate or receive reasonable reimbursement; uncertainty inherent in clinical trials and the regulatory review process; risks and uncertainties associated with drug development and commercialization; factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth under the heading Risk Factors in the Company’s most recently filed Annual Report on Form 10-K. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent management's plans, estimates, assumptions and beliefs only as of the date of this presentation. Except as required by law, AGTC assumes no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.2 Forward-Looking Statements Today’s presentation includes forward-looking statements intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect AGTC's plans, estimates, assumptions and beliefs. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies and operations, preclinical and clinical product development and regulatory progress, potential growth opportunities, potential market opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as anticipates, believes, could, seeks, estimates, expects, intends, may, plans, potential, predicts, projects, should, will, would or similar expressions and the negatives of those terms. Actual results could differ materially from those discussed in the forward-looking statements, due to a number of important factors. Risks and uncertainties that may cause actual results to differ materially include, among others: gene therapy is still novel with only a few approved treatments so far; AGTC cannot predict when or if it will obtain regulatory approval to commercialize a product candidate or receive reasonable reimbursement; uncertainty inherent in clinical trials and the regulatory review process; risks and uncertainties associated with drug development and commercialization; factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth under the heading Risk Factors in the Company’s most recently filed Annual Report on Form 10-K. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent management's plans, estimates, assumptions and beliefs only as of the date of this presentation. Except as required by law, AGTC assumes no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

3 Significant 2019 Accomplishments • Preliminary XLRP data showing encouraging signs of stable visual function in peripherally dosed patients at six months and improvement in visual function in centrally dosed patients at three months • Early signs of biologic activity at three months in both ACHM B3 and ACHM A3 dosed patients • Prioritization of enhanced pipeline programs • Completion of important pre-clinical research projects3 Significant 2019 Accomplishments • Preliminary XLRP data showing encouraging signs of stable visual function in peripherally dosed patients at six months and improvement in visual function in centrally dosed patients at three months • Early signs of biologic activity at three months in both ACHM B3 and ACHM A3 dosed patients • Prioritization of enhanced pipeline programs • Completion of important pre-clinical research projects

4 Planning for Late Stage Development and Commercialization Theresa Heah, M.D., M.B.A. Matt Feinsod, M.D. Brian Krex Chief Medical Officer EVP Global Clinical Strategy General Counsel & Development 4 Planning for Late Stage Development and Commercialization Theresa Heah, M.D., M.B.A. Matt Feinsod, M.D. Brian Krex Chief Medical Officer EVP Global Clinical Strategy General Counsel & Development

5 Clinical Programs5 Clinical Programs

6

Positive Clinical Results Validates Programs and Platform

X-linked Retinitis Pigmentosa:

- Planned topline six-month data from the dose escalation groups
- Preliminary three-month data from the dose expansion group
- Favorable safety profile
- Peripherally dosed patients showed stability of visual function
- Centrally dosed patients had a 50% response rate of increase in visual function

Achromatopsia:

- Early signs of biologic activity in both ACHM B3 and ACHM A3 dosed patients from the completed dose escalation portion that reached the three-month timepoint
- Signs of clinically meaningful improvements in light discomfort

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X-linked Retinitis Pigmentosa (XLRP)

OVERVIEW

- Missing protein results in degeneration of rods and cones
- ~20,000 patients in US and EU
- No current treatments

IMPACT

- Early night blindness, progressive constriction of visual fields
- Legally blind by age 45


Constriction of
Visual Field

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XLRP Overview

Disease Mechanism

- Patients with XLRP do not produce RPGR protein leading to poor photoreceptor function and then retinal degeneration
- RPGR protein is found between the inner and outer segments of the photoreceptors and helps transport proteins back and forth

Treatment Approach

- AGTC's XLRP program is designed to provide a functional copy of the RPGR gene to cone and rod photoreceptors


4483 bp
AAV-TYF
ITR
GRK1
SV40 SD/SA
RPGRco
SV40 pA
ITR


AGTC-501
(XLPRA2 dog)
AGTC-501
(Rd9mouse)
OS
CC
IS
ONL
OPL
INL


Vehicle
AGTC-501
WT CTL

- Efficient expression and localization of RPGR protein in the retina of disease dogs and mice treated with AGTC-501
- Significant preservation of photoreceptors in the treated area of XLPRA2 dogs

9

XLRP Phase 1/2 Trial Design and Dosing Schedule


Interim Analysis G1-3 thru M6 (n = 10)
Interim Analysis G4 thru M3 (n = 7)
Dose level:
high
mid
low
Group 1 N=3
PAUSE
Group 2 N=4
PAUSE
Group 3 N=3
PAUSE
Group 4 N=7 (≥ 6yo)
PAUSE
DSMC Review

ClinicalTrials.gov Identifier: NCT03316560

Baseline Demographics

10

- Interim analysis on 17 patients enrolled in Groups 1 through 4
- Data through varying timepoints was analyzed and the eye with the worse visual acuity was selected as the treated eye; generally eyes were comparable
- Month 6 data available for the first 10 patients (G1-3)
- Month 3 data available for the 7 patients in G4

Group (dose)	# of pts	Mean Age	Baseline Mean Sensitivity (MS) within bleb (dB, decibels)						Baseline Mean Best-corrected Visual Acuity (BCVA) (ETDRS Letter Score)		Baseline Mean OCT Ellipsoid Zone (EZ) Area (mm²)	
			Light-adapted Static Perimetry		Dark-adapted Static Perimetry		Microperimetry (Centrally Treated)					
			Treated Eye	Untreated Eye	Treated Eye	Untreated Eye	Treated Eye	Untreated Eye	Treated Eye	Untreated Eye	Treated Eye	Untreated Eye
1 (low)	3	41	9.2	7.7	23 7.8	26 8.8	NA	NA	32	57	0.000	0.045
2 (mid)	4	43	5.4	7.2	4.4 3.3	3.6 0.0	0.0* 0.3* 2.4*	0.0* 0.2* 2.5*	64	66	0.032	0.046
3+4 (high)	10	27	11.7	13.8	17.6 2.6	0.7 0.9	18.1 4.6 4.8	1.3 1.2 6.0	59	69	0.480	0.469

RED = MS for red-colored stimulus Blue = MS for cyan-colored stimulus Tan = MS for mesopic (white) stimulus
*=n=1 centrally-dosed with microperimetry

Data on File
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11 Safety Overview: Generally Well-Tolerated • No early discontinuations • No dose limiting toxicity observed • No serious study drug-related adverse events (AEs) – The majority were mild/moderate (11/17 subjects) • Vitrectomy-related ocular AEs – Such as intraocular inflammation, visual disturbances, peripheral retinal detachments • No secondary/late stage recurrence of inflammation or re-dosing of steroids • DSMC supported continued dose escalation and dosing of pediatric subjects Data on File11 Safety Overview: Generally Well-Tolerated • No early discontinuations • No dose limiting toxicity observed • No serious study drug-related adverse events (AEs) – The majority were mild/moderate (11/17 subjects) • Vitrectomy-related ocular AEs – Such as intraocular inflammation, visual disturbances, peripheral retinal detachments • No secondary/late stage recurrence of inflammation or re-dosing of steroids • DSMC supported continued dose escalation and dosing of pediatric subjects Data on File

12 6 Months Peripheral Data12 6 Months Peripheral Data

13 Visual Function Stabilization for Peripherally Dosed Patients • Eight patients from the dose escalation portion of the study were dosed peripherally • Peripherally-dosed patients showed stable visual function at six months – Supported by both visual fields and visual acuity • Encouraging data in the periphery unique to AGTC13 Visual Function Stabilization for Peripherally Dosed Patients • Eight patients from the dose escalation portion of the study were dosed peripherally • Peripherally-dosed patients showed stable visual function at six months – Supported by both visual fields and visual acuity • Encouraging data in the periphery unique to AGTC

14 Peripherally Dosed Patients: Stable Visual Sensitivity From Baselines ALL GROUPS (N=8) LOW DOSE (N=3) MID DOSE (N=2) HIGH DOSE (N=3) Mean Sensitivity (dB) Mean Sensitivity (dB) Mean Sensitivity (dB) Mean Sensitivity (dB) 25 25 Untreated Untreated Untreated Untreated 25 25 Treated Treated Treated Treated dotted lines = baselines dotted lines = baselines dotted lines = baselines dotted lines = baselines = standard deviation = standard deviation = standard deviation = standard deviation 20 20 20 20 15 15 15 15 10 10 10 10 5 5 5 5 0 0 0 0 Baseline Month 1 Month 2 Month 3 Month 6 Baseline Month 1 Month 2 Month 3 Month 6 Baseline Month 1 Month 2 Month 3 Month 6 Baseline Month 1 Month 2 Month 3 Month 6 Light Adapted Static Perimetry dB = decibels Worse eye was selected as the treated eye Data on File14 Peripherally Dosed Patients: Stable Visual Sensitivity From Baselines ALL GROUPS (N=8) LOW DOSE (N=3) MID DOSE (N=2) HIGH DOSE (N=3) Mean Sensitivity (dB) Mean Sensitivity (dB) Mean Sensitivity (dB) Mean Sensitivity (dB) 25 25 Untreated Untreated Untreated Untreated 25 25 Treated Treated Treated Treated dotted lines = baselines dotted lines = baselines dotted lines = baselines dotted lines = baselines = standard deviation = standard deviation = standard deviation = standard deviation 20 20 20 20 15 15 15 15 10 10 10 10 5 5 5 5 0 0 0 0 Baseline Month 1 Month 2 Month 3 Month 6 Baseline Month 1 Month 2 Month 3 Month 6 Baseline Month 1 Month 2 Month 3 Month 6 Baseline Month 1 Month 2 Month 3 Month 6 Light Adapted Static Perimetry dB = decibels Worse eye was selected as the treated eye Data on File

15

Peripherally Dosed Patients: Stable Best Corrected Visual Acuity (BCVA) From Baselines


ALL GROUPS (N=8)
Mean BCVA (ETDRS letter score)
dotted lines = baselines
= standard deviation
85 80 75 70 65 60 55 50 45 40 35 30 25 20 15
Untreated
Treated
Baseline Month 1 Month 2 Month 3 Month 6
LOW DOSE (N=3)
Mean BCVA (ETDRS letter score)
dotted lines = baselines
= standard deviation
Untreated
Treated
Baseline Month 1 Month 2 Month 3 Month 6
MID DOSE (N=2)
Mean BCVA (ETDRS letter score)
dotted lines = baselines
= standard deviation
Untreated
Treated
Baseline Month 1 Month 2 Month 3 Month 6
HIGH DOSE (N=3)
Mean BCVA (ETDRS letter score)
dotted lines = baselines
= standard deviation
Untreated
Treated
Baseline Month 1 Month 2 Month 3 Month 6

ETDRS = early treatment of diabetic retinopathy study
Worse eye was selected as the treated eye

Data on File

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16 Conclusions • Safety: Study drug observed to be generally well-tolerated • Biologic Activity: Peripherally treated patients showed no measurable decline in visual function at six months following treatment – Supported by visual fields and visual acuity16 Conclusions • Safety: Study drug observed to be generally well-tolerated • Biologic Activity: Peripherally treated patients showed no measurable decline in visual function at six months following treatment – Supported by visual fields and visual acuity

17 3 Months Central Data17 3 Months Central Data

18 Visual Function Improvement for Centrally Dosed Patients • Preliminary data demonstrated improved visual function at three-month time point • Currently at a response rate of 50% – Responder rate was defined as an improvement in mean sensitivity in bleb on at least two different test dates – Out of nine patients dosed centrally, one did not have microperimetry data collected and therefore four of eight evaluable patients were defined as responders • Supported by positive trend in visual acuity18 Visual Function Improvement for Centrally Dosed Patients • Preliminary data demonstrated improved visual function at three-month time point • Currently at a response rate of 50% – Responder rate was defined as an improvement in mean sensitivity in bleb on at least two different test dates – Out of nine patients dosed centrally, one did not have microperimetry data collected and therefore four of eight evaluable patients were defined as responders • Supported by positive trend in visual acuity

19 Microperimetry Improved with ≥7db Increase at ≥ 5 Loci in 38% of Patients 1 2 AGTC (within bleb) AAV8-RPGR clinical trial (central 16) Improvement Month 1 Month 2 Month 3 Improvement Month 1 Month 3 Month 6 Treated 2/8 (25%) 2/8 (25%) 3/8 (38%) Treated 6/12 (50%) 4/12 (33%) 4/11 (36%) Untreated 0/8 0/8 0/8 Untreated 1/12 0/12 0/10 AGTC data over two dose groups AAV8-RPGR clinical trial data over four dose groups 1. Data on File 2. Stanga et. al, PA040 –Early Evidence of Safety and Efficacy of AAV8-RPGR Gene Therapy for XLRP, AAO October 2019 – accessed via program abstract19 Microperimetry Improved with ≥7db Increase at ≥ 5 Loci in 38% of Patients 1 2 AGTC (within bleb) AAV8-RPGR clinical trial (central 16) Improvement Month 1 Month 2 Month 3 Improvement Month 1 Month 3 Month 6 Treated 2/8 (25%) 2/8 (25%) 3/8 (38%) Treated 6/12 (50%) 4/12 (33%) 4/11 (36%) Untreated 0/8 0/8 0/8 Untreated 1/12 0/12 0/10 AGTC data over two dose groups AAV8-RPGR clinical trial data over four dose groups 1. Data on File 2. Stanga et. al, PA040 –Early Evidence of Safety and Efficacy of AAV8-RPGR Gene Therapy for XLRP, AAO October 2019 – accessed via program abstract

20 Centrally Dosed Patients: Stable / Improving Visual Acuity Best Corrected Visual Acuity (BCVA) 80 (ETDRS number of letters) 75 +2 letters 70 All 9 patients +5 letters had stable or 65 improving BCVA 60 Untreated Treated 55 dotted lines = baselines = standard deviation 50 Baseline Month 1 Month 2 Month 3 ETDRS = early treatment of diabetic retinopathy study Data on File20 Centrally Dosed Patients: Stable / Improving Visual Acuity Best Corrected Visual Acuity (BCVA) 80 (ETDRS number of letters) 75 +2 letters 70 All 9 patients +5 letters had stable or 65 improving BCVA 60 Untreated Treated 55 dotted lines = baselines = standard deviation 50 Baseline Month 1 Month 2 Month 3 ETDRS = early treatment of diabetic retinopathy study Data on File

21 Centrally Dosed Patients: Stable Ellipsoid Zone Measured by Optical Coherence Tomography 1.2 Optical Coherence Tomography (OCT) Untreated 2 Ellipsoid zone (EZ) area (mm ) Treated 1 The EZ area dotted lines = baselines represents the = standard deviation 0.8 photoreceptor layer. 0.6 Either preservation 0.4 or expansion of the EZ would be 0.2 considered beneficial 0 for a patient. Baseline Month 1 Month 2 Month 3 Data on File21 Centrally Dosed Patients: Stable Ellipsoid Zone Measured by Optical Coherence Tomography 1.2 Optical Coherence Tomography (OCT) Untreated 2 Ellipsoid zone (EZ) area (mm ) Treated 1 The EZ area dotted lines = baselines represents the = standard deviation 0.8 photoreceptor layer. 0.6 Either preservation 0.4 or expansion of the EZ would be 0.2 considered beneficial 0 for a patient. Baseline Month 1 Month 2 Month 3 Data on File

22 Improved Mean Sensitivity Within Bleb for Responders Meaningful improvement in sensitivity for responders over time 1 2 AGTC AAV8-RPGR clinical trial Mean Sensitivity (dB) 6 N=4 Untreated 5 Treated = standard deviation 4 3.5 2.9 3 2.5 2 baseline 1 0 -0.5 -0.6 -0.9 -1 -2 Baseline Month 1 Month 2 Month 3 1. Data on File 2. Extracted from Nightstar R&D Day 24 September 201822 Improved Mean Sensitivity Within Bleb for Responders Meaningful improvement in sensitivity for responders over time 1 2 AGTC AAV8-RPGR clinical trial Mean Sensitivity (dB) 6 N=4 Untreated 5 Treated = standard deviation 4 3.5 2.9 3 2.5 2 baseline 1 0 -0.5 -0.6 -0.9 -1 -2 Baseline Month 1 Month 2 Month 3 1. Data on File 2. Extracted from Nightstar R&D Day 24 September 2018

Case Example: Improvements in Both Area & Mean Sensitivity Through 3 Months

23


BASELINE
MONTH 1
MONTH 2
MONTH 3
2.3dB
Treated
3.9dB
Treated
6.1dB
Treated
5.8dB
Treated
2.4dB
Untreated
1.3dB
Untreated
2.1dB
Untreated
2.7dB
Untreated

Data on file
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24 Microperimetry Results for the Three High-Dose Responders Showed Improvements in Visual Sensitivity Treated Untreated Treated Untreated Treated Untreated Baseline 10.08 dB 7.38 dB 7.33 dB 9.10 dB 5.73 dB 7.14 dB Data not Month 1 available 12.08 dB 8.23 dB 12.38 dB 9.00 dB 5.96 dB Month 3 12.85 dB 9.15 dB 6.62 dB 9.24 dB 7.65 dB 5.71 dB Data on file24 Microperimetry Results for the Three High-Dose Responders Showed Improvements in Visual Sensitivity Treated Untreated Treated Untreated Treated Untreated Baseline 10.08 dB 7.38 dB 7.33 dB 9.10 dB 5.73 dB 7.14 dB Data not Month 1 available 12.08 dB 8.23 dB 12.38 dB 9.00 dB 5.96 dB Month 3 12.85 dB 9.15 dB 6.62 dB 9.24 dB 7.65 dB 5.71 dB Data on file

25

XLRP Patient Anecdotes Support Improvement

*"The patient describes a **noticeable improvement in side vision** in treated eye. He also reports that his **perception is crisper and objects appear brighter** than with the untreated eye. His mother verifies he has been reporting the same things at home."*

*"Today, the patient mentioned a few perceptible **visual improvements**. He said that when he would look down at a shirt he had on with white letters, he **could see better without correction in his treated right eye** as opposed to his left eye (with contacts) in dim lighting. If he removed the contact lens in his left eye, he now also subjectively feels that the vision in his right eye is better than his left eye. Overall, the patient said that he's very **glad to have gone through with the surgery** and that he feels that his experience has been a **success**."*

*"The **increased vision under dim lighting** that he mentioned at his last Month 1 visit is still apparent and has remained unchanged. It **helps him with mobility in low light**, and he no longer needs the extra light bulb over the kitchen sink."*

Data on file

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26 XLRP Conclusions: Data Support Continued Development • Safety: Study drug observed to be generally well-tolerated – No serious study drug-related adverse events – No secondary/late stage recurrence of inflammation or re-dosing of steroids – DSMC has supported continued dose escalation and dosing of pediatric subjects • Peripherally dosed patients show stability of visual function • Centrally dosed patients have a 50% response rate of improvement in visual sensitivity across two dose groups; medium and high – Supported by encouraging trends in visual acuity and patient anecdotes26 XLRP Conclusions: Data Support Continued Development • Safety: Study drug observed to be generally well-tolerated – No serious study drug-related adverse events – No secondary/late stage recurrence of inflammation or re-dosing of steroids – DSMC has supported continued dose escalation and dosing of pediatric subjects • Peripherally dosed patients show stability of visual function • Centrally dosed patients have a 50% response rate of improvement in visual sensitivity across two dose groups; medium and high – Supported by encouraging trends in visual acuity and patient anecdotes

27 XLRP Next Steps • Next milestone is 6-month data for dose expansion in Q4 2019 • 12-month data for dose escalation and dose expansion in H1 2020 • Ongoing discussions with FDA regarding data analysis, pivotal trial and endpoint validation • End of Phase 2 meeting with FDA • Potential Phase 3 Trial – Bilateral dosing, 1:1 randomization (low dose : high dose) – Primary Objective: • Improvement in subjects’ within-bleb mean sensitivity on microperimetry testing – Secondary Objective: • Safety and tolerability27 XLRP Next Steps • Next milestone is 6-month data for dose expansion in Q4 2019 • 12-month data for dose escalation and dose expansion in H1 2020 • Ongoing discussions with FDA regarding data analysis, pivotal trial and endpoint validation • End of Phase 2 meeting with FDA • Potential Phase 3 Trial – Bilateral dosing, 1:1 randomization (low dose : high dose) – Primary Objective: • Improvement in subjects’ within-bleb mean sensitivity on microperimetry testing – Secondary Objective: • Safety and tolerability

28

Achromatopsia (ACHM)

OVERVIEW

- AGTC focused on A3 and B3 gene mutations, which account for 70% of ACHM
- Severely impaired vision and day blindness due to loss of cone photoreceptor function
- Affects ~28,000 patients in US and EU
- No current treatments

IMPACT

- Extremely poor vision, legally blind
- Extreme light sensitivity (day blind)
- Complete loss of color discrimination

Achromatopsia child indoors in dim light


20/200

Achromatopsia child outdoors in daylight


Day blindness

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ACHM Overview

Disease Mechanism

- Normally, cone photoreceptors respond to moderate or bright intensity light and mediate fine visual acuity
  - CNGB3 and CNGA3 proteins combine to form a channel in the cone membrane that allows light to activate the phototransduction cascade
- Patients with ACHM due to CNGB3 and CNGA3 mutations lack functioning cone photoreceptors

Treatment Approach

- AGTC's ACHM programs are designed to provide functional copies of the CNGB3 or CNGA3 gene to cone photoreceptors, depending on the patient's mutation


AAV-TYF
ITR
PR1.7
SV40 SD/SA
CNGB3co or CNGA3co
SV40 pA
ITR


GFP in L/M/S cones
S cone opsin


Navigation time (seconds)
35
30
25
20
15
10
5
0
Pre-dose
Week 6
Week 12
AAV5 pos ctrl
AAVTYF low dose
AAVTYF high dose

- Efficient transgene expression in all three types of primate cones
- Significant vision improvement in ACHM A3 sheep treated with AGTC-402
  - shorter navigation times and reduced collisions in all treated groups.

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ACHM (B3 and A3): Phase 1/2 Trial Designs and Dosing Schedules


Dose level:
CNGB3-001
high
mid
low
PAUSE
Group 4
N=3
PAUSE
Group 3
N=3
Group 2
N=3*
Dose level:
CNGA3-002
mid
low
PAUSE
Group 2
N=3
Group 1
N=3
PAUSE
DSMC Review

- 1 subject non-evaluable
- ClinicalTrials.gov Identifier: NCT02599922 and NCT02935517

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31 An Improvement in Light Discomfort of 1 loglux is Clinically Meaningful Dark, Clear night Young Full Street Home/office Overcast Sunny with cloudy night without moon moon moon lighting lighting sky some clouds Sunny Most patients tolerate < 1.5 loglux -4 loglux -3 loglux -2 loglux -1 loglux 0-1 loglux 2-3 loglux 2-4 loglux 4-5 loglux 5 loglux TYPICAL ILLUMINATION LEVELS31 An Improvement in Light Discomfort of 1 loglux is Clinically Meaningful Dark, Clear night Young Full Street Home/office Overcast Sunny with cloudy night without moon moon moon lighting lighting sky some clouds Sunny Most patients tolerate < 1.5 loglux -4 loglux -3 loglux -2 loglux -1 loglux 0-1 loglux 2-3 loglux 2-4 loglux 4-5 loglux 5 loglux TYPICAL ILLUMINATION LEVELS

32 ACHM B3: Early Signs of Activity Based on Improved Light Discomfort in Mid- and High-Dose Groups Light Discomfort Test Using Ocular Photosensitivity Analyzer (OPA) Threshold Change from Screening at Month 3 Post-Treatment 3 Treated Eye Untreated Eye 2 1 0 -1 E F G H I J K L LOW DOSE MID DOSE HIGH DOSE Data on File Log10Lux32 ACHM B3: Early Signs of Activity Based on Improved Light Discomfort in Mid- and High-Dose Groups Light Discomfort Test Using Ocular Photosensitivity Analyzer (OPA) Threshold Change from Screening at Month 3 Post-Treatment 3 Treated Eye Untreated Eye 2 1 0 -1 E F G H I J K L LOW DOSE MID DOSE HIGH DOSE Data on File Log10Lux

33 ACHM A3: Early Signs of Activity Based on Improved Light Discomfort in Mid-Dose Group Light Discomfort Test Using Ocular Photosensitivity Analyzer (OPA) Threshold Change from Screening at Month 3 Post-Treatment 3 Treated Eye Untreated Eye 2 1 0 -1 Z Y X W V U LOW DOSE MID DOSE Data on File Log10Lux33 ACHM A3: Early Signs of Activity Based on Improved Light Discomfort in Mid-Dose Group Light Discomfort Test Using Ocular Photosensitivity Analyzer (OPA) Threshold Change from Screening at Month 3 Post-Treatment 3 Treated Eye Untreated Eye 2 1 0 -1 Z Y X W V U LOW DOSE MID DOSE Data on File Log10Lux

34

ACHM Patient Anecdotes Support Improvement

"*The patient's **sensitivity has improved** such that he is able to calibrate his house lighting dimmer system to approximately 10% higher ambient lighting.*"

"*I **can tell the difference in the colors** of the trees more vibrantly this fall though I don't know what the colors are but it's very exciting. Also I'm getting so much better at matching my clothes and don't need as much help from others in that area.*"

"*Patient is reporting some **subjective changes in contrast and clarity**.*"

"*Patient has reported that **he doesn't need sunglasses** when he goes outside in the morning anymore, that his tracking and locating objects has **improved in daylight**, and that the **headaches he used to get from eyestrain have stopped**.*" *The study coordinator reports that the patient continues with **improvements in photophobia** at the 3-month visit.*

Data on file

agtc

35 ACHM Conclusions: Data Support Continued Development • Safety: Study drug observed to be generally well tolerated • Encouraging early signs of activity based on patients’ improved light discomfort – Clinically meaningful improvements, defined as greater than one log lux change from baseline in light discomfort at three months – At the middle dose level one of three patients in A3 and B3 trials – At the high dose level two of three patients in the B3 trial • Next milestone is six-month data for dose escalation for B3 and A3 trials in Q4 201935 ACHM Conclusions: Data Support Continued Development • Safety: Study drug observed to be generally well tolerated • Encouraging early signs of activity based on patients’ improved light discomfort – Clinically meaningful improvements, defined as greater than one log lux change from baseline in light discomfort at three months – At the middle dose level one of three patients in A3 and B3 trials – At the high dose level two of three patients in the B3 trial • Next milestone is six-month data for dose escalation for B3 and A3 trials in Q4 2019

36 Preclinical Programs36 Preclinical Programs

37

Preclinical Pipeline

- Advancing multiple important pipeline candidates in ophthalmology, otology & central nervous system disorders

	DISCOVERY	IND ENABLING	PHASE 1/2	Milestone/Product Differentiation
Dry AMD ND	■			Final product construct testing; unique gene cassette design
Orphan Ophthalmology ND	■			Final product construct testing; unique gene cassette design
Otology ND	■			Final product construct testing; novel capsid and promoter targeting
ALD ABCD1	■			Final product construct testing; optimal delivery
2 CNS Indications ND	■			Final product construct testing; novel trivalent gene cassette

ND = Not Disclosed

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Manufacturing Success

10X

Productivity Increase

Compared with traditional AAV manufacturing methods

- Enhanced process can be scaled to meet expanding demand
- Supported by comprehensive assay development to ensure that manufacturing is not a rate-limiting step on the path to BLA filing
- Can meet demand in indications that require large doses or comprise large patient populations

90-fold decrease in COGs achievable with aggressive scaling


relative COGs
100
80
60
40
20
0
HS36
iCELLis (500 m2)
50 L HSV 200 L AAV
500 L HSV 2000 L AAV

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39 Industry Leading Breadth of Preclinical Research • Extensive testing in Non-Human Primates to better understand: – Ocular immune response to AAV • Contributed to understanding and effective control of ocular inflammation in the clinic – Utility of multiple treatment areas in one eye • Established as safe and well tolerated • Sets stage for use of multiple blebs in the clinic – Potential for re-dosing previously treated eyes • Example of continued preclinical studies in support of clinical trials AGTC remains a technical leader in its research efforts to deeply understand the underlying technology and develop a breadth of data to support potential product approval and commercialization39 Industry Leading Breadth of Preclinical Research • Extensive testing in Non-Human Primates to better understand: – Ocular immune response to AAV • Contributed to understanding and effective control of ocular inflammation in the clinic – Utility of multiple treatment areas in one eye • Established as safe and well tolerated • Sets stage for use of multiple blebs in the clinic – Potential for re-dosing previously treated eyes • Example of continued preclinical studies in support of clinical trials AGTC remains a technical leader in its research efforts to deeply understand the underlying technology and develop a breadth of data to support potential product approval and commercialization

40 Fiscal Year 2019 Financial Results40 Fiscal Year 2019 Financial Results

41 Financial Results • Fiscal year 2019 net loss of $2.0 million compared to net loss of $21.3 million in fiscal year 2018 • Strong balance sheet – $82.0 million in cash, cash equivalents, and investments as of June 30, 2019 – Runway into the first half of calendar year 202141 Financial Results • Fiscal year 2019 net loss of $2.0 million compared to net loss of $21.3 million in fiscal year 2018 • Strong balance sheet – $82.0 million in cash, cash equivalents, and investments as of June 30, 2019 – Runway into the first half of calendar year 2021

2019 10K Conference Call September 26, 20192019 10K Conference Call September 26, 2019

Understanding Ocular Inflammation

43

Purpose	Parameters	Observations
Vector Methodology (Transfection versus HSV)	Ocular inflammation following intravitreal administration	No difference in ocular inflammatory response between manufacturing methodologies
Vector Components (Full capsids, empty capsids, process residuals)	In-life ocular inflammation, transduction efficiency, and cytokine/cellular immune responses following intravitreal administration	Reduction of empty capsids lowers inflammation and enhances transduction Transient minimal response in cytokines or immune cells (local and systemic), with no clear distinction across treatment groups
Capsid serotype (AAVTYF, AAV5, AAV8)	In-life ocular inflammation, transduction efficiency following sub-retinal administration	No difference in ocular inflammatory response between capsid serotypes, two-fold improvement of transduction efficiency with AAVTYF relative to AAV5 & AAV8
Pre-existing Immunity (Low, Medium & High)	In-life ocular inflammation, prevention of vector transduction, and neutralizing antibody (NAb) correlation between eyes following intravitreal administration	Pre-existing immunity has no impact on ocular inflammation, and is not sufficient in itself to block vector transduction NAb in one eye does not impact NAb levels in the contralateral eye

All studies conducted in non-human primates

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44 Utility of Multiple Subretinal Blebs Preclinical Utility • Reduction in use of animals, cost savings • Direct comparison of different vectors within the same eye • More data per study Fundus camera image • Challenges: – Potential differences of inflammatory responses to vectors cannot be analyzed – Quantitative assessments more challenging Sectioning scheme Clinical Utility • Expand treatment area with smaller blebs – Could be safer than one larger bleb • Re-treat at separate location and/or different vector concentration Eye cup bleb visualization Studies conducted in non-human primates at MPI/CRL44 Utility of Multiple Subretinal Blebs Preclinical Utility • Reduction in use of animals, cost savings • Direct comparison of different vectors within the same eye • More data per study Fundus camera image • Challenges: – Potential differences of inflammatory responses to vectors cannot be analyzed – Quantitative assessments more challenging Sectioning scheme Clinical Utility • Expand treatment area with smaller blebs – Could be safer than one larger bleb • Re-treat at separate location and/or different vector concentration Eye cup bleb visualization Studies conducted in non-human primates at MPI/CRL

45

Re-Administration To The Contralateral Or Ipsilateral Eye

- Rationale
  - Patient can have both eyes treated
    - High pre-existing immunity alone does not prohibit vector transgene expression
  - Second chance if first surgery ineffective
    - Surgery fails
    - Additional retinal regions require treatment
    - Initial dose was ineffective
    - Address long-term durability


Repeat dosing in contralateral eye routinely done with Luxturna™ approximately two weeks following first dose
OD
~2 weeks
OS
One eye injected
Contralateral eye injected
OD
OS
~8 weeks
OD
Both eyes injected simultaneously
One eye re-injected at different location

NHP study currently on-going

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